UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

DURATEK, INC.

(Exact name of registrant

as specified in its charter)

Delaware	0-14292	22-2427618
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10100 Old Columbia Road, Columbia, Maryland		21046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 312-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4. – Matters Related to Accountants and Financial Statements

Item 4.01.                                          Changes in Registrant’s Certifying Accountant

KPMG LLP (“KPMG”) was previously the principal accountants for Duratek, Inc. (the “Company”). A decision was made to change accountants, which the Audit Committee of the Board of Directors approved on May 12, 2005.  On May 13, 2005, KPMG’s appointment as principal accountants was terminated. On May 16, 2005, the Audit Committee engaged Ernst & Young LLP (“E&Y”) as the Company’s new principal accountants.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty or audit scope.  However, KPMG’s audit report on the consolidated financial statements as of and for the years ended December 31, 2004 and 2003 contained a separate paragraph stating that the Company adopted SFAS No. 143, Accounting for Asset Retirement Obligations, as of January 1, 2003. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through May 13, 2005, there were  (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference thereto in their reports on the financial statements for such years and (2) no reportable events.

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission. The Company requested KPMG to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter dated May 18, 2005 is filed as Exhibit 16.1 to this Form 8-K.

The Company has not consulted with E&Y during the two most recent fiscal years and the subsequent interim period through May 13, 2005 regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURATEK, INC.

Date: May 18, 2005	By:	/s/ Robert F. Shawver
Robert F. Shawver,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Index

Exhibit No.	Description
16.1	Letter from KPMG LLP